Business Combinations - Summary of Purchased Credit-Impaired Loans at Acquisition (Detail) - USD ($) $ in Thousands	Dec. 15, 2014	Dec. 31, 2014
Business Combination Increase Decrease To Reflect Liabilities Acquired At Fair Value [Abstract]
Contractually required principal and interest payments	$ 11,956
Non-accretable difference	2,929
Cash flows expected to be collected	9,027
Accretable discount	0
Fair value of loans acquired with a deterioration of credit quality	$ 9,027	$ 1,480